OXiGENE, INC.

                               1,000,000 Shares(1)

                                  Common Stock


                             UNDERWRITING AGREEMENT



                                                             November ___, 1996



D. CARNEGIE AB
NORDBERG CAPITAL INC.
As Representatives of the several Underwriters
c/o D. Carnegie AB
Gustav Adolfs Torg 18
S-103 38
Stockholm, Sweden

Dear Sirs:

         OXiGENE, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

         1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 1,000,000 shares (the "Firm Securities") of the Company's Common Stock, par value US$0.01 per share ("Common Stock"). The Company also proposes to issue and sell to the several

-------------------
(1) Plus an option to purchase from OXiGENE, Inc. up to 150,000 additional shares to cover over-allotments.


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Underwriters not more than 150,000 additional shares of Common Stock if requested by the Representatives as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the several Underwriters that:

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended ("the Act"). A registration statement on such form (File No. 333-12867) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements, and, if required to be filed pursuant to Rules 434 (c)(2) and 424(b), an Integrated Prospectus (as hereinafter defined), in either case, containing such information as is required or permitted by Rules 434, 430A and 424 (b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or
(ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including (i) all financial schedules and exhibits thereto, (ii) all documents incorporated by reference therein filed under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and (iii) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) or, if required to be filed pursuant to Rules 434(c)(2) and 424(b), in the Integrated Prospectus; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Original Registration Statement and any Preliminary Prospectus or

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Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion, filed with such registration statement or any amendment thereto (including the Prospectus subject to completion, if any, included in the Registration
Statement or any amendment thereto at the time it was or is declared effective), including all documents incorporated by reference therein filed under the Exchange Act; the term "Prospectus" means:

                           (A) if the Company relies on Rule 434 under the Act,
                  the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                           (B) if the Company does not rely on Rule 434 under
                  the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

                           (C) if the Company does not rely on Rule 434 under
                  the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement, including, in the case of the immediately foregoing clause (A), (B) or (C) of this sentence, all documents incorporated by reference therein filed under the Exchange Act.

The term "Integrated Prospectus" means a prospectus first filed with the Commission pursuant to Rules 434(c)(2) and 424(b) under the Act; and the term "Term Sheet" means any abbreviated Term Sheet that satisfies the requirements of Rule 434 under the Act. Any reference in this Agreement to an "amendment or supplement" to any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus, any Integrated Prospectus, or registration statement, as the case may be; any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was filed with the Commission. The term "Swedish Prospectus" means any prospectus used in connection with the sale of the International Firm Securities (as defined in Section 3 hereof) in Sweden and other countries outside the Unites States of America, including the Prospectus, the Preliminary Prospectus, any Integrated Prospectus and any documents incorporated by reference therein.


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                  (b) The Commission has not issued any order preventing or
suspending the use of any Preliminary Prospectus or Prospectus. When any Preliminary Prospectus and any amendment or supplement thereto was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder, and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Closing Date and any Over-Allotment Closing Date (both as hereinafter defined), each of the Prospectus and, if required to be filed pursuant to Rule 434(c)(2) and 424(b) under the Act, the Integrated Prospectus as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective, then (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

                  (d) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not

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



amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

                  (e) The Company and each of its subsidiaries have full power (corporate or other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus); and the Company has full power (corporate or other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                  (f) Except for the shares of capital stock of each of the subsidiaries owned by the Company and such subsidiaries, neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (g) The Company has an authorized, issued and outstanding capitalization as set forth in each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus). All the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

                  (h) The capital stock of the Company conforms to the description thereof contained in each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus (or if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (i) Except as disclosed in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), there are no outstanding (i) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or

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any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (j) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement, each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of changes in operation and financial condition as of the dates therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles in the United States of America applied on a consistent basis throughout the respective periods involved except as otherwise noted therein. The selected financial data set forth under the caption "Selected Financial Information" in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) and in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 fairly present, on the basis stated in each of the Prospectus and any Integrated Prospectus (or such Preliminary Prospectus) and such Annual Report, the information included therein.

                  (k) Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered its respective reports with respect to the audited consolidated financial statements and schedules included in the Registration Statement, each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) for each of the Company and its consolidated subsidiaries, are independent public accountants with respect to such entities as required by the Act, the Exchange Act and the related published rules and regulations thereunder.

                  (l) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company.

                  (m) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement, the Prospectus, the Swedish Prospectus or any Integrated Prospectus and are not described therein (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), and, to the Company's knowledge, no such proceedings that are required to be described in the Registration Statement, the Prospectus, the Swedish Prospectus or any Integrated Prospectus and are not described therein (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) have been threatened against the Company or any of its subsidiaries with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement, the Prospectus, the

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Swedish Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) or filed as required.

                  (n) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or conflict with or result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party.

                  (o) Subsequent to the respective dates as of which information is given in Registration Statement, in each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated prospectus are not in existence, the most recent Preliminary Prospectus), the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development which the Company and its subsidiaries reasonably believe could result in a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (p) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of the Common Stock (including the Securities), any securities convertible into, exchangeable or exercisable for, shares of Common Stock or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                   (q) Except as may be otherwise described in the Prospectus and any Integrated Prospectus (or if the Prospectus and any Integrated Prospectus are not in

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existence, the most recent Preliminary Prospectus), (i) the Company and its subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) neither the Company nor any of its subsidiaries has purchased any of its respective outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (r) The Company and its subsidiaries do not own any real property. Except as may be otherwise described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), the Company and its subsidiaries have indefeasible title to all personal property owned by them which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of any liens, encumbrance, security interests, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company, and the Company and its subsidiaries hold valid, subsisting and enforceable leasehold interests in all items of leased real and personal property, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

                  (s) Except as may be otherwise described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) no labor dispute with the employees of the Company or any subsidiary exists or is threatened that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth, or results of operations of the Company and its subsidiaries, taken as a whole.

                  (t) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by it in connection with its business, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing. In connection with the filing of its patent applications, the Company and its subsidiaries conducted reasonable investigations of the published literature and patent references relating to the inventions claimed in such applications. There are no issued, enforceable United States or foreign patents known to the Company or its subsidiaries on the basis of a reasonable monitoring or patents issued in the United States which the Company or its subsidiaries believes to be infringed by their present activities or which would preclude the pursuit of its business as described in each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus), except as described in or contemplated

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by the Prospectus and any Integrated Prospectus (or, if the Prospectus and any
Integrated Prospectus are not in existence, the most recent Preliminary Prospectus).

                  (u) The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all its intellectual property in all material aspects.

                  (v) The Company and its subsidiaries carry insurance in such amounts and covering such risks as are adequate in the reasonable judgment of the Company and its subsidiaries; the Company and its subsidiaries have not been refused any insurance coverage sought or applied for; the Company and its subsidiaries have no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from insurers of recognized financial responsibility as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company, except as described in or contemplated by the Prospectus and any required Integrated Prospectus (or, if the Prospectus and any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus); and the term key-man insurance on the life of Dr. Ronald W. Pero in the amount of $1,000,000 which policy names the Company as the sole beneficiary thereof is in full force and effect and all premiums due thereunder have been paid to date.

                  (w) Each of the Company and its subsidiaries has obtained all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with the appropriate federal, state or foreign regulatory authorities, including the U.S. Food and Drug Administration and the Swedish Medical Drug Agency, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets (including trademarks, servicemarks and trade names) and to conduct its business as currently conducted or proposed to be conducted by the Company and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  (x) The Company will conduct its operations in a manner that will not subject it to registration as an "investment company" as defined in
Section 3 (a) of the Investment Company Act of 1940, as amended, and the Company is not now and, as a result of the transaction contemplated hereby, will not become an investment company subject to registration under such Act.

                  (y) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty used against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith.


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                  (z) Except as may be otherwise described in the Prospectus and any Integrated Prospectus (or, if the Prospectus and any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), the Company and its subsidiaries are not in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their businesses, and the Company and its subsidiaries are in compliance with all terms and conditions of any such permit, license or approval.

                  (aa) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  (ab) Except as may otherwise be described in the Prospectus and any Integrated Prospectus (or if the Prospectus and any Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), neither the Company nor any of its subsidiaries maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Neither the Company nor any of its subsidiaries maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), which could subject the Company or any of its subsidiaries, to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

                  (ac) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; access to assets is permitted only in accordance with management's general or specific authorization; and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.


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                  (ad) Except as described in the Prospectus and any Integrated
Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus): (i) there are no outstanding loans, advances or guaranties of indebtedness by the Company which are required to be described in each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus to or for the benefit of any of its "affiliates," as such term is defined in Rule 405 under the Act, or any of the officers or directors of the Company, or any of the members of the "immediate family" (as that term is defined in item
404(a) of Regulation S-K under the Act) of any of such officers or directors, or of any of the "associates" (as that term is defined in Rule 405 under the Act) of any of such officers, directors or family members; and (ii) there are no material agreements or understandings between the Company or any of its subsidiaries and any of the members of the immediate family of any of the officers or directors of the Company or any of its subsidiaries, or any of the associates of any of such officers, directors or family members.

                  (ae) The clinical trials and the human and animal studies conducted by or on behalf of the Company and its subsidiaries or in which the Company and its subsidiaries have participated that are described in each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus) were and, if still pending, are being conducted in accordance with standard medical and scientific research procedures, and the Company has operated and currently is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations, including without limitation, all United States Food and Drug Administration and Swedish Medical Drug Agency rules, regulations and policies.

                  (af) All offers and sales of the Company's capital stock prior to the date hereof, including the offer and sale of an aggregate of 1,666,700 shares of Common Stock in connection with the Company's 1995 private placement were at all relevant times exempt from the registration requirements of the Act, and were the subject of an available exemption from the registration requirements of all applicable state securities or blue sky laws; and the Information Memorandum, dated as of June, 1995, delivered to potential investors in connection with the such private placement, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (ag) The Company has not received and is not aware of any communication (written or oral) relating to the termination or modification of any of the agreements described or referred to in each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus, (or, if the Prospectus and any required Integrated Prospectus are not in existence, the most recent Preliminary Prospectus), the termination or modification of which could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth, or results of operations of the Company and its subsidiaries, taken as a whole.

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



                  (ah) The minute books of the Company have been made available to the Underwriters and contain a complete summary of all meetings and actions of the directors and stockholders of the Company since the time of its incorporation, and reflect all transactions referred to in such minutes accurately in all material respects.

         3.       Purchase, Sale and Delivery of the Securities.

                  (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $____ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto under the heading "U.S. Offering" (the "U.S. Firm Securities"). With respect to the U.S. Firm Securities, one or more certificates in definitive form for the U.S. Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the U.S. Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives through the facilities of Depository Trust Company ("DTC") for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer of U.S. dollars in same-day funds (the "U.S. Wired Funds") to the account of the Company designated by the Company and in a written notice to the Representatives three days prior to such transfer. The Company will cause the certificates representing the Shares to be made available for checking and packaging by the Representatives at least twenty-four hours prior to the time of delivery with respect thereto at the office of DTC or its designated custodian (the "Designated Office") [or Company's transfer agent or registrar] at the offices in __________________. Such delivery of the U.S. Firm Securities shall be made at the offices of _________________________________ at 9:00 A.M.,
New York time, on _____, 1996, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "U.S. Firm Closing Date."

                  (b) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of [$____/SEK] per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto under the heading "International Offering" (the "International Firm Securities"). With respect to the International Firm Securities, one or more certificates in definitive form for the International Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the International Firm Closing Date, shall be delivered by or on behalf of the

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



Company to the Representatives through the facilities of Vardepapperscentralen ("VPC") for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer of [U.S. dollars/SEK] in same- day funds (the "International Wired Funds") to the account of the Company designated by the Company and in a written notice to the Representatives three days prior to such transfer. The Company will cause the certificates representing the Shares to be made available for checking and packaging by the Representatives at least twenty-four hours prior to the time of delivery with respect thereto at the office of VPC or its designated custodian (the "Designated Office") [or Company's transfer agent or registrar] at the offices in __________________. Such delivery of the International Firm Securities shall be made at the offices of _________________________________ at 3:00 P.M., Stockholm time, on _____, 1996, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "International Firm Closing Date", and together with the U.S. Firm Closing Date, the "Firm Closing Date." The U.S. Wired Funds and the International Wired Funds are sometimes collectively referred to herein as the "Wired Funds."

                  (c) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for the Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of the Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of the Securities is not completed and the Wired Funds are not returned by the Company, the Company agrees to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by the Representatives.

                  (d) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any

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



obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than three business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

                  (e) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         4. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.


         5. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof, any Integrated Prospectus and any amendment or supplement thereto with the Commission in the manner and within the

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



time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and each of the Prospectus and any Integrated Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, Term Sheet or any Integrated Prospectus or the amendment referred to in the third sentence of Section 2(a)(i) hereof, any amendment or supplement to such Prospectus, Term Sheet or any Integrated Prospectus or any amendment to the Registration Statement (including amendments to documents incorporated by reference therein) or any Rule 462(b) Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given its consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement (including amendments to documents incorporated by reference therein) or any Rule 462(b) Registration Statement amendments or supplements to the Prospectus and any Integrated Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any Integrated Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                  (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

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



                  (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                  (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus or any Integrated Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or any Integrated Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to each of the Prospectus and any required Integrated Prospectus that corrects such statement or omission or effects such compliance.

                  (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (B) to each other Underwriter, a conformed copy of such registration statement and any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (C) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 12:00 Noon, New York City time, on such date or (B) 6:00 PM, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 12:00 Noon, New York City time, on such date will deliver to the Representatives, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Closing Date.

                  (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives an earnings statement of the Company and its subsidiaries that satisfies the provisions of
Section 11(a) of the Act and Rule 158 thereunder.

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




                  (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in each of the Prospectus and any Integrated Prospectus.

                  (h) The Company will not, directly or indirectly, without the prior written consent of the D. Carnegie AB, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 90 days after the date hereof, except pursuant to this Agreement and except for (i) issuances of options or stock appreciation rights under the Company's 1996 Stock Incentive Plan, (ii) issuances of shares of Common Stock pursuant to the exercise of stock options, stock appreciation rights, or warrants outstanding on the date hereof and (iii) issuances of shares of Common Stock in connection with the acquisition of technology, products or businesses compatible with the Company's existing business.

                  (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                   (j) The Company will obtain the agreements described in
Section 7(i) hereof prior to the Firm Closing Date.

                  (k) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                  (l) The Company will cause the Securities to be duly included for quotation on the Nasdaq National Market prior to the Firm Closing Date. For five years after the date of the Prospectus, the Company will ensure that the Securities remain included for quotation on the Nasdaq National Market.

                  (m) The Company will cause the Securities to be listed on the Stockholm Stock Exchange prior to the Firm Closing Date. For five years after the date of the Prospectus, the Company will ensure that the Securities remain listed on the Stockholm Stock Exchange.

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



         6. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs, expenses and taxes incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus, the Swedish Prospectus and any Integrated Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda,
(ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company and all expenses relating to presentations and meetings held with potential investors in the Securities, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, fees of DTC and fees of VPC (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any quotation of the Securities on the Nasdaq National Market (viii) all of the costs of attending any presentations and meetings with prospective investors in the Securities, (ix) any fees, costs, expenses or commissions payable in connection with the obtaining of all requisite consents and approvals for the transaction and the listing application for the Stockholm Stock Exchange, (x) the reasonable fees and expenses (including all legal fees and expenses and all travelling, telephone and courier expenses and any other out-of-pocket expenses) incurred by any of the Underwriters in connection with the preparation, management and implementation of this transaction, and (xi) any stamp or other duties or taxes payable in Sweden or the United States or in any other jurisdiction wherever situated on or in connection with the sale of such Securities and/or the execution of this Agreement or any other agreement connected with this transaction. In addition, the Company shall pay to the Representatives any value added tax or similar tax ("VAT") that may be payable in connection with this Agreement and all references in this Agreement to fees, commissions, costs and expenses shall be deemed to include, in addition thereto, VAT payable in respect thereof. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will pay the Underwriters severally upon demand for all fees, costs and expenses in this
Section 6 (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

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



         7. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder to be performed on or prior to the Firm Closing Date, and to the following additional conditions:

                  (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the public offering price of the Securities has been filed with the Commission, and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2) or, with respect to the Original Registration Statement, such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any Integrated Prospectus and amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment of supplement thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

                  (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Battle Fowler LLP, counsel for the Company in substantially the form attached hereto as Exhibit A.

                  (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of ______________________, Swedish counsel for the Company, in substantially the form attached hereto as Exhibit B.

                  (d) The Representatives have received an opinion, dated the Firm Closing Date, of ___________________, Swedish patent counsel for the Company, in form and substance satisfactory to the Representatives with respect to such patent matters as the Representatives may reasonably require.

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



                  (e) The Representatives shall have received an opinion, dated the Firm Closing Date, of Cooper & Dunham, United States patent counsel for the Company, substantially in the form attached hereto as Exhibit C.

                  (f) The Representatives shall have received an opinion, dated the Firm Closing Date, of Sonnenschein Nath & Rosenthal, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus or any Integrated Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (g) The Representatives shall have received from Ernst & Young LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives to the effect that:

                                    (i) They are independent certified public
                  accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                                    (ii) In their opinion, the financial
                  statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements and the selected financial data, derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the Representatives;

                                    (iii) They have made a review in accordance
                  with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (f)(A)(i) below comply as to form in the related in all material respects with the applicable accounting requirements of the Act and

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



                  the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                                    (iv) The unaudited selected financial
                  information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Registration Statement, the Prospectus, any Integrated Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                                    (v) They have compared the information in
                  the Prospectus and any Integrated Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 402, respectively, of Regulation S-K;

                                    (vi) On the basis of limited procedures,
                  not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Prospectus, and any Integrated Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                            (A) the unaudited condensed
                  consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows included in the Registration Statement, the Prospectus and any Integrated Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules

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



                  and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Registration Statement the Prospectus and any Integrated Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                                            (B)  any other unaudited income
                  statement data and balance sheet items included in the Registration Statement, the Prospectus and any Integrated Prospectus do not agree with the corresponding items in the unaudited condensed consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                                            (C) as of a specified date not more
                  than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, exercise of warrants, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Registration Statement, Prospectus and any Integrated Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement, Prospectus and any Integrated Prospectus, except in each case for changes, increases or decreases which the Registration Statement, Prospectus and any Integrated Prospectus disclosed have occurred or may occur or which are described in such letter; and

                                            (D) for the period from the date of
                  the latest financial statements included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus to the specified date referred to in Clause (3) there were any increases in consolidated total operating expenses or the total or per share amounts of consolidated net loss or other items specified by the Representatives, or any increases in any items specified by the Representatives, or any decreases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the

7072140.05                                                      October 29, 1996

                  Registration Statement, the Prospectus and any Integrated Prospectus discloses have occurred or may occur or which are described in such letter; and

                                    (vii) In addition to the examination
                  referred to in their report(s) included or incorporated by reference in the Registration Statement, Prospectus and any Integrated Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Registration Statement, Prospectus and any Integrated Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

         References to the Registration Statement, the Prospectus and any Integrated Prospectus in this paragraph (g) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                  (h) The Representatives shall have received a certificate, dated the Firm Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that:

                                    (i) the representations and warranties of
                  the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, the Swedish Prospectus and any Integrated Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                                    (ii) no stop order suspending the
                  effectiveness of the Registration Statement or any post-effective amendment thereto, no order directed at any document incorporated by reference in the Registration

7072140.05                                                      October 29, 1996

                  Statement, the Prospectus or any Integrated Prospectus has been issued and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                                    (iii) subsequent to the respective dates as
                  of which information is given in the Registration Statement and each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus, neither the Company nor any of its subsidiaries have sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development which the Company reasonably believes could result in a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus (exclusive of any amendment or supplement thereto).

                  (i) The Representatives shall have received from each person who is a director or officer of the Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of D. Carnegie AB, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date of this Agreement.

                  (j) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

                  (k) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

                  (l) Prior to the commencement of the offering of the Securities, the Securities shall have been listed for trading on the Stockholm Stock Exchange.

                  (m) On or before the Firm Closing Date, the Company shall cause OXiGENE (Europe) AB to enter into a Letter Agreement with the Representatives, substantially in the form attached hereto as Exhibit D, pursuant to which OXiGENE (Europe) AB guarantees the obligations of the Company under Sections 6 and 8 hereof and agrees to submit to jurisdiction in New York with respect to the enforcement of such guarantee.

7072140.05                                                      October 29, 1996

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

         The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         8.       Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages, charges (including VAT), or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                                    (i)     any untrue statement or alleged
                  untrue statement made by the Company in Section 2 of this Agreement,

                                    (ii) any untrue statement or alleged untrue
                  statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus, the Swedish Prospectus, or any Integrated Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

                                    (iii) the omission or alleged omission to
                  state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus, the Swedish Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

7072140.05                                                      October 29, 1996

                                    (iv) any untrue statement or alleged untrue
                  statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including, without limitation, slides, videos, films, tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus, the Swedish Prospectus, and any Integrated Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding. This indemnity shall be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer of the Company or any such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus, the Swedish Prospectus, or any Integrated Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was

7072140.05                                                      October 29, 1996
made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party does not promptly retain counsel reasonably satisfactory to the indemnified party or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                  (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof)

7072140.05                                                      October 29, 1996
in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deduction expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be based on such Underwriter's proportion as is appropriate to reflect the relative fault of such Underwriter. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

         9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of

7072140.05                                                      October 29, 1996
such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         11.      Termination.

                  (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

7072140.05                                                      October 29, 1996

                                    (i) the Company or any of its subsidiaries
                  shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except in each case as described in or contemplated by each of the Prospectus, the Swedish Prospectus and any Integrated Prospectus (exclusive of any amendment or supplement thereto);

                                    (ii) there shall not have occurred any of
                  the following: (A) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NASDAQ National Market or the Stockholm Stock Exchange; (B) a suspension or material limitation in trading in the Company's securities on the NASDAQ National Market or the Stockholm Stock Exchange; (C) a general moratorium on commercial banking activities in New York or Sweden declared by the relevant authorities; (D) the outbreak or escalation of hostilities involving the United States or the European Union ("EU") or the declaration by the United States or relevant EU authorities of a national emergency or war if the effect of any such event in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of, or materially impairs the ability of the Underwriters to subscribe, hold or sell, the Securities being delivered on the terms and in the manner contemplated in the Prospectuses; or (E) a change in national or international political, financial or economic conditions or taxation regimes or currency exchange rates or controls if the effect of any such event in the judgment of the Representatives is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of, or materially impairs the ability of the Underwriters to subscribe, hold or sell, the Shares being delivered on the terms and in the manner contemplated in the Prospectuses;

                  (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

         12. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus, the Prospectus or any Integrated Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

7072140.05                                                    October 29, 1996

         13. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to D. Carnegie AB, Gustav Adolfs Torg 18, S-109 38 Stockholm, Sweden, Telecopier: +46 8 212840; and, if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to OXiGENE, Inc., 110 East 59th Street, New York, NY 10022, U.S.A., Telecopier: +1 212 421-0475.

         14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in
Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         This Agreement may not be assigned by either party hereto without the prior written consent of the other parties hereto.

         15. Jurisdiction. The Company hereby irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in the Borough of Manhattan, The City of New York, New York (a "New York Court"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the jurisdiction of such courts in any such suit, action or proceeding. The Company does hereby appoint M. Andica Kunst, Esq., 110 East 59th Street, New York, New York 10022, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter or by the Company, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. The Company may appoint a successor agent to receive service of process as described herein; provided, however, that the Company shall at all times maintain an agent for service of process in New York City. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that

7072140.05                                                    October 29, 1996
may be necessary to continue such appointment (or any appointment of a successor agent, as applicable) in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company, as the case may be, shall be deemed, in every respect, effective service of process upon the Company.

         16. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, United States of America.

         17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7072140.05                                                    October 29, 1996

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                                      Very truly yours,

                                      OXiGENE, INC.


                                      By:
                                          ------------------------------------
                                          Bjorn Nordenvall
                                          President and Chief Executive Officer


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


By:      D. CARNEGIE AB

By:      -----------------------------------
         Name:
         Title:


By:      NORDBERG CAPITAL INC.

By:      -----------------------------------
         Name:
         Title:

7072140.05                                                    October 29, 1996

                                   SCHEDULE 1

                                  UNDERWRITERS


--------------------------------------------------------------------------------------------------------------------------
                                                          U.S. Offering                     International Offering

                                                                                            Number of International
                                                      Number of U.S. Firm                    Firm Securities to be
Underwriter                                        Securities to be Purchased                      Purchased
--------------------------------------------------------------------------------------------------------------------------
D. Carnegie AB.............................
--------------------------------------------------------------------------------------------------------------------------
Nordberg Capital Inc.......................
--------------------------------------------------------------------------------------------------------------------------
                                                               -----------                          -----------
             Total.........................                      [200,000]                            [800,000]
--------------------------------------------------------------------------------------------------------------------------

7072140.05